                                                                   EXHIBIT 10.26

                         STANDARD FORM COMMERCIAL LEASE

1.  PARTIES                        68 Moulton Street Realty Trust, a
    (FILL IN)                      Massachusetts Trust with its mailing address
                                   of P.O. Box 95, Winchester, MA 01890. LESSOR, which expression shall include their heirs, successors, an assigns where the context so admits, does hereby lease to Momenta
                                   Pharmaceuticals, Inc., a Massachusetts
                                   corporation with its principal place of
                                   business at 43 Moulton Street, Cambridge, MA
                                   02138.

                                   LESSEE, which expression shall include
                                   its successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following described premises:

2.  PREMISES                       4,316 square feet of office space located on
    (FILL IN AND INCLUDE, IF       the second floor of 68 Moulton Street,
    APPLICABLE, SUITE              Cambridge, MA 02138, together with the right
    NUMBER, FLOOR NUMBER,          to use in common, with others entitled
    AND SQUARE FEET)               thereto, the hallways, stairways, and
                                   elevators, necessary for access to said
                                   leased premises, and lavatories nearest
                                   thereto.

3.  TERM                           The term of this lease shall be for seven (7)
    (FILL IN)                      months commencing on February 1, 2004 and
                                   ending on August 31, 2004.

4.  RENT                           The LESSEE shall pay to the LESSOR fixed rent
    (FILL IN)                      at the rate of $54,129.81 for a 7 month
                                   period payable in advance in monthly
                                   installments of 7,732.83 subject to proration in the case of any partial calendar month.
                                   All rent shall be payable without offset or deduction. Rent is calculated on the rate of $20.00 per square foot with an additional charge of $1.50 per square foot for electricity

5.  SECURITY                       Upon the execution of this lease, the LESSEE
    DEPOSIT                        shall pay to the LESSOR the amount of
    (FILL IN)                      $15,465.66 dollars, which shall be held as a
                                   security for the LESSEE's performance as herein provided and refunded to the LESSEE at the end of this lease, without interest, subject to the LESSEE's satisfactory compliance with the conditions hereof.

6.  RENT
    ADJUSTMENT

    A. TAX
       ESCALATION
       (FILL IN OR DELETE)

    B. OPERATING
       COST
       ESCALATION
       (FILL IN OR DELETE)

    C. CONSUMER
       PRICE
       ESCALATION
       (FILL IN OR DELETE)

7.  UTILITIES                      The LESSOR agrees to provide all utility
                                   service and to furnish reasonably hot and
    *DELETE "AIR                   cold water and reasonable heat and air
    CONDITIONING" IF NOT           conditioning to the leased premises, the
    APPLICABLE                     hallways, stairways, elevators, and
                                   lavatories during normal business hours on regular business days of the heating and air conditioning seasons of each year, to furnish elevator service and to light passageways and stairways during business hours, and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations, or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR's control.

                                   LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the premises as of the commencement date of this lease. In the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE's sole obligation, provided that such installation shall be subject to the written consent of the LESSOR.

8.  USE OF LEASED                  The LESSEE shall use the leased premises only
    PREMISES                       for the purposes of General office
    (FILL IN)                      activities.

9.  COMPLIANCE                     The LESSEE acknowledges that no trade or
    WITH LAWS                      occupation shall be conducted in the leased
                                   premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated. Without limiting the generality of the foregoing (a) the LESSEE shall not bring or permit to be brought or kept in or on the leased premises or elsewhere on the LESSOR's property any hazardous, toxic, inflammable, combustible or explosive fluid, material, chemical or substance, including without limitation any item defined as hazardous pursuant to Chapter
                                   21E of the Massachusetts General laws; and
                                   (b) the LESSEE shall be responsible for
                                   compliance
                                   with requirements imposed by the American with Disabilities Act relative to the layout of the leased premises and any work performed by the LESSEE therein.

10. FIRE INSURANCE                 The LESSEE shall not permit any use of the
                                   leased premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance
                                   Rating Association, or any similar body
                                   succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE's use of the premises.

11. MAINTENANCE                    The LESSEE agrees to maintain the leased
                                   premises in good condition, damage by fire
    A. LESSEE'S                    and other casualty only excepted, and
       OBLIGATIONS                 whenever necessary, to replace plate glass
                                   and other glass therein, acknowledging that the leased premises are now in order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste.
                                   LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

    B. LESSOR'S                    The LESSOR agrees to maintain the structure
       OBLIGATIONS                 of the building of which the leased premises
                                   are a part in the same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.

12. ALTERATIONS -                  The LESSEE shall not make structural
    ADDITIONS                      alterations or additions to the leased
                                   premises, but may make non-structural
                                   alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been performed at the direction of LESSEE an shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13. ASSIGNMENT -                   The LESSEE shall not assign or sublet the
    SUBLEASING                     whole or any part of the leased premises
                                   without LESSOR's prior written consent.
                                   Notwithstanding such consent, LESSEE shall remain liable to

                                   LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14. SUBORDINATION                  This lease shall be subject and subordinate
                                   to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

15. LESSOR'S                       The LESSOR or agents of the LESSOR may, at
    ACCESS                         reasonable times, enter to view the leased
                                   premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16. INDEMNIFICATION                The LESSEE shall save the LESSOR harmless
    AND LIABILITY                  from all loss and damage occasioned by
    (FILL IN)                      anything occurring on the leased premises
                                   unless caused by the negligence or misconduct of the LESSOR, and from all loss and damage wherever occurring occasioned by any omission, fault, neglect or other misconduct of the LESSEE. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be Lessor's responsibility.

17. LESSEE'S                       The LESSEE shall maintain with respect to the
    LIABILITY                      leased premises and the property of which the
    INSURANCE                      leased premises are a part comprehensive
    (FILL IN)                      public liability insurance in the amount of
                                   $2,000,000.00 with property damage insurance in limits of $2,000,000.00 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit within the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each assured named therein.

18. FIRE, CASUALTY -               Should a substantial portion of the leased
    EMINENT DOMAIN                 premises, or of the property of which they
                                   are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the

                                   LESSOR may elect to terminate this lease.
                                   When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended uses, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

                                        (a)  The LESSOR fails to give written
                                             notice within thirty (30) days of
                                             intention to restore leased
                                             premises, or

                                        (b)  The LESSOR fails to restore the
                                             leased premises to a condition
                                             substantially suitable for their
                                             intended use within ninety (90)
                                             days of said fire, casualty or
                                             taking.

                                   The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property, or equipment.

19. DEFAULT AND                    In the event that:
    BANKRUPTCY
    (FILL IN)                           (a)  The LESSEE shall default in the
                                             payment of any installment of rent
                                             or other sum herein specified and
                                             such default shall continue for ten
                                             (10) days after written notice
                                             thereof; or

                                        (b)  The LESSEE shall default in the
                                             observance or performance of any
                                             other of the LESSEE's covenants,
                                             agreements, or obligations
                                             hereunder and such default shall
                                             not be corrected within thirty (30)
                                             days after written notice thereof;
                                             or

                                        (c)  The LESSEE shall be declared
                                             bankrupt or insolvent according to
                                             law, or, if any assignment shall be
                                             made of LESSEE's property for the
                                             benefit of creditors.

                                   then the LESSOR shall have the right
                                   thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of 18% percent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

20. NOTICE                         Any notice from the LESSOR to the LESSEE
    (FILL IN)                      relating to the leased premises or to the
                                   occupancy thereof, shall be deemed duly
                                   served, if left at the leased premises
                                   addressed to the LESSEE, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent notices shall be paid and sent to the LESSOR at P.O. Box 95, Winchester, MA 01890.

21. SURRENDER                      The LESSEE shall at the expiration or other
                                   termination of this lease remove all LESSEE's goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in good condition, damage by fire or other casualty only excepted. In the event of the LESSEE's failure to remove any of LESSEE's property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's expense, or to retain same under LESSOR's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22.
    (FILL IN OR DELETE)

23. CONDITION OF                   Except as may be otherwise expressly set
    PREMISES                       forth herein, the LESSEE shall accept the
                                   leased premises "as is" in their condition as of the commencement of the term of this lease, and the LESSOR shall be obligated to perform no work whatsoever in order to prepare the leased premises for occupancy by the

                                   LESSEE.

24. FORCE                          In the event that the LESSOR is prevented or
    MAJEURE                        delayed from making any repairs or performing
                                   any other covenant hereunder by reason of any cause reasonably beyond the control of the LESSOR, the LESSOR shall not be liable to the LESSEE therefore nor, except as expressly otherwise provided in case of casually or taking, shall the LESSEE be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim by the LESSEE that such failure constitutes actual or constructive eviction from the leased premises or any part thereof.

25. LATE                           If rent or any other sum payable hereunder
    CHARGE                         remains outstanding for a period of ten (10)
                                   days, the LESSEE shall pay to the LESSOR a late charge equal to one and one-half percent
                                   (1.5%) of the amount due for each month or portion thereof during which the arrearage continues.

26. LIABILITY                      No owner of the property of which the leased
    OF OWNER                       premises are a part shall be liable hereunder
                                   except for breaches of the LESSOR's
                                   obligations occurring during the period of such ownership. The obligations of the LESSOR shall be binding upon the LESSOR's interest in said property, but not upon other assets of the LESSOR, and no individual partner, agent, trustee, stockholder, officer, director, employee or beneficiary of the LESSOR shall be personally liable for performance of the LESSOR's obligations hereunder.

27. OTHER
    PROVISIONS

IN WITNESS WHEREOF, the said parties hereunto set their hands and seals this 11 day of February, 2004.

     /s/ Richard P. Shea                       /s/ illegible
---------------------------------------    -------------------------------------
LESSEE Momenta Pharmaceutical, Inc.        LESSOR 68 Moulton Street Realty Trust


---------------------------------------    -------------------------------------
LESSEE                                     LESSOR

                            RIDER TO COMMERCIAL LEASE

                    68 MOULTON STREET REALTY TRUST ("LESSOR")
                    MOMENTA PHARMACEUTICALS, INC. ("LESSEE")
              PREMISES: 68 MOULTON STREET, CAMBRIDGE, MASSACHUSETTS

A.   PARAGRAPH 4, CONTINUED

     Included with the leased premises, at no extra cost to LESSEE, are 12 outdoor Parking spaces.

B.   PARAGRAPH 7, CONTINUED

     For the avoidance of doubt, LESSOR and LESSEE have agreed that (i) normal business hours at 7am-7pm Monday through Friday and 10am-3pm Saturdays an Sundays; (ii) LESSOR will provide a cleaning service Monday through Friday evenings to clean the leased premises and common areas (e.g. dust, vacuum, empty wastebaskets, clean the lavatories); (iii) LESSOR will be responsible for minor maintenance repairs (e.g. light bulb replacement, etc.), such services to typically be performed in the evenings or on weekends; and (iv) LESSOR is providing all utilities typical for normal, general office space.

C.   PARAGRAPH 11, CONTINUED

     Subsection 11(a) shall be modified (i) inserting words "(but only in the event such replacement is required as a result of LESSEE's negligence or willful misconduct)" after the words to "replace plate glass and other glass therein" and (ii) inserting the words "generally (subject to the last sentence of 11(b) below)" after "now" and before "in".

     Subsection 11(b) shall be supplemented with the following "Notwithstanding anything herein to the contrary, LESSOR shall repair, replace and maintain in good condition and order the roof (including the roof membrane), walls, foundations, floor slab and other structural elements of the building, and the HVAC, plumbing, electrical, mechanical and other systems serving the leased premises and the building.

E.   PARAGRAPH 12, CONTINUED

     LESSOR agrees that LESSEE will be wiring the premises for computer, telecom and security.

F.   PARAGRAPH 13, CONTINUED

     LESSOR agrees that it shall not unreasonably withhold, condition or delay its consent to an assignment or sublet of the whole or any part of the leased premises. Notwithstanding the provisions of Paragraph 13 to the contrary, LESSOR's consent shall not be required for any assignment or sublet to an entity controlling, controlled by, in common control with LESSEE, nor to any entity that succeeds to LESSEE's interest in this lease by reason of merger, sale/acquisition (whether by consolidation or reorganization; provided, however, such successor entity shall have a net worth comparable to LESSEE as of the date of such assignment and/or sublet or the date of execution of this lease, whichever is less.

G.   PARAGRAPH 15, CONTINUED

     Notwithstanding the foregoing it is expressly agreed that unless otherwise agreed in writing, (i) all repairs and alterations shall be performed after normal business hours unless such repair or alteration is an emergency repair or alteration, and in any event LESSOR shall use commercially reasonable efforts to avoid disruptions to LESSEE's business operations and
     (ii) LESSOR's right to view or show the leased premises, or to permit an agent to do so, shall be subject to minimum of twenty-four (24) hours notice to LESSEE and in any event LESSOR shall use commercially reasonable efforts to avoid disruption to LESSEE's business operations.

H.   PARAGRAPH 16, CONTINUED

     The first sentence of Paragraph 16 shall be stricken in its entirety and replaced with the following: "The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by anything occurring on the leased premises to the extent such loss and damage is caused by LESSEE or LESSEE's invitees, excluding any loss or damage caused by the negligence or misconduct of the LESSOR."

I.   PARAGRAPH 18, CONTINUED

     In subsection (b), "ninety (90)" days shall be replaced with "thirty (30) days".

J.   PARAGRAPH 19, CONTINUED

     "18%" shall be replaced with "10%".

K.   CASUALTY INSURANCE.

     LESSOR shall carry at all times during the term of the lease with respect to the leased premises and the property of which the leased premises are a part, insurance against loss or damage from fire and other casualties ordinarily included in a standard extended coverage or "all risks" endorsement. Such insurance shall be in an amount equal to at least the replacement value of said property, issued by companies qualified to do business in Massachusetts.

M.   WAIVER OF SUBROGATION.

     LESSOR and LESSEE will each use its best efforts to cause all policies of fire, extended coverage, and other physical damage insurance covering the Premises, the Building and any property therein to contain the insurers' waiver of subrogation and consent to pre-loss waiver of rights over by the insured. Notwithstanding any provisions of this lease to the contrary, LESSOR and LESSEE respectively waive all claims and rights to recover against the other for injury or loss due to hazards covered by insurance containing said clause or endorsement to the extent of the injury or loss covered thereby.

     If such provision or waiver is not obtainable without the payment of an additional premium, the party shall be relieved of its obligation to obtain or continue such provision or waiver in its policy or policies unless, in the case in which the same is obtainable upon payment of an additional premium, the other party pays such additional premium.


AGREED

LESSEE:
MOMENTA PHARMACEUTICALS, INC.


BY:   /s/ RICHARD P. SHEA
   ----------------------------


LESSOR:
68 MOULTON STREET REALTY TRUST


BY:   /s/ Illegible
   ----------------------------